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                                                                     EXHIBIT 4.2
                                                                     -----------
COMMON STOCK


    NUMBER             PROPERTY CAPITAL TRUST, INC.              SHARES
_______________        INCORPORATED UNDER THE LAWS           _______________
  PCT                    OF THE STATE OF MARYLAND
_______________                                              _______________
THIS CERTIFICATE IS                                          CUSIP
TRANSFERABLE IN                                              SEE REVERSE FOR
BOSTON, MA OR                                                CERTAIN
NEW YORK, NY                                                 DEFINITIONS AND
                                                             RESTRICTIONS

________________________________________________________________________________
THIS CERTIFIES THAT




is the owner of
________________________________________________________________________________
  fully-paid and non-assessable shares of the COMMON STOCK, $.01 par value of

    ______________________                            ______________________
__________________________PROPERTY CAPITAL TRUST, INC.__________________________
    ______________________                            ______________________

(hereinafter called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Maryland and the Articles of Incorporation and Bylaws of the Corporation, as from time to time amended (copies of which are on file with the Corporation), to all of which the holder by acceptance hereof, assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED:
   STATE STREET BANK AND TRUST COMPANY
              (BOSTON)
BY                                TRANSFER AGENT AND REGISTRAR


                                               AUTHORIZED SIGNATURE


Dated
                         PROPERTY CAPITAL TRUST, INC.
                                   CORPORATE
TREASURER                              SEAL                           PRESIDENT
                                    MARYLAND
                                       *
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                         PROPERTY CAPITAL TRUST, INC.

    The shares of the Corporation represented by this certificate are subject to restrictions set forth in the Corporation's charter, as the same may be amended from time to time, which prohibit in general (a) any Person (other than a Look-Through Entity) from Beneficially Owning shares of Equity Stock in excess of the Ownership Limit, (b) any Look-Through Entity from Beneficially Owning shares of Equity Stock in excess of the Look-Through Ownership Limit and (c) any Person from acquiring or maintaining any ownership interest in the stock of the Corporation that is inconsistent with (i) the requirements of the Internal Revenue Code of 1986, as amended, pertaining to real estate investment trusts or
(ii) the charter of the Corporation, and the holder of this certificate by his, her or its acceptance hereof consents to be bound by such restrictions. Capitalized terms used in this paragraph and not defined herein are defined in the Corporation's charter, as the same may be amended from time to time.
    The Corporation will furnish without charge, to each stockholder who so requests, a copy of the relevant provisions of the charter and the by-laws, each as amended, of the Corporation, a copy of the provisions setting forth the designations, preferences, privileges and rights of each class of stock or series thereof that the Corporation is authorized to issue and the qualifications, limitations and restrictions of such preferences and/or rights. Any such request may be addressed to the Secretary of the Corporation or to the transfer agent named on the face hereof.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common   UNIF GIFT MIN ACT-_______Custodian________
    TEN ENT - as tenants by the                         (Cust)          (Minor)
                entireties                      under Uniform Gifts to Minors
    JT TEN  - as joint tenants with             Act____________________
                right of survivorship                     (State)
                and not as tenants
                in common

     Additional abbreviations may also be used though not in the above list.

For value received,______________________hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
      ______________________________________
      |                                    |
      ______________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________________

          (Signature)__________________________________________________________
             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                     NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


           Signature Guaranteed:________________________________________________
                                ALL GUARANTEES MUST BE MADE BY A FINANCIAL
                                INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"). THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP") OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.